Hamilton Lane Private Infrastructure Fund

Consolidated Schedule of Investments

June 30, 2025 (Unaudited)

Investments - 111.5%†	Investment Type	Acquisition Date	Cost	Fair Value
Direct Investments - 21.3%^
Direct Credit - 1.3%
Western Europe - 1.3%
Software - 1.3%
AIOF II Galway Co-Invest, L.P.*[1,2,3]	Limited Partnership Interest	3/20/2024	$825,636	$1,253,056
Total Western Europe				1,253,056
Total Direct Credit (Cost $825,636)				1,253,056

Direct Equity - 20.0%
Asia - 0.5%
Telecom - 0.5%
Seraya Sentient, L.P.*[1,2,4]	Limited Partnership Interest	5/21/2025	490,116	490,116

North America - 18.5%
Alternative Energy - 7.2%
Northampton Royalty Investment Holdings, L.P.*1,2,3	Limited Partnership Interest	2/27/2025	1,089,985	1,141,302
TIP Concord Co-Invest Feeder, L.P.* [1,2,4]	Limited Partnership Interest	6/16/2025	5,934,782	5,934,782
				7,076,084

Energy - 5.6%
AL GCX Co-Invest Feeder, L.P.*[1,2,3]	Limited Partnership Interest	5/29/2024	1,436,688	1,775,596
Arroyo Dunamis Direct Investment I-B, L.P.*[1,3]	Limited Partnership Interest	5/31/2024	949,770	1,752,079
ECP V (California C-Invest), L.P. [1,2,3]	Limited Partnership Interest	12/9/2024	1,961,641	2,028,981
				5,556,656
Environment - 2.6%
AP Erie Co-Invest, L.P.*[1,2,3]	Limited Partnership Interest	5/21/2025	2,510,453	2,510,453
Waste Managment - 3.2%
Terramont Montauk Co-Invest, L.P.*[1,3]	Limited Partnership Interest	7/25/2024	1,928,888	3,160,732
Total North America				18,303,925

Western Europe - 1.0%
IT Services - 1.0%
Jules III SCA (1,960 Class A Shares)*[1,2,3]	Preferred Equity	6/7/2024	671,295	1,003,562
Total Western Europe				1,003,562
Total Direct Equity (Cost $16,973,618)				19,797,603

Secondary Investments - 51.9%^
Secondary Funds - 51.9%
North America - 38.2%
Diversified - 21.8%
Duration MRV (Feeder), L.P.*[1,4]	Limited Partnership Interest	6/11/2025	5,000,000	5,000,000
Global Infrastructure Partners IV-C2, L.P. [1,2,3]	Limited Partnership Interest	12/31/2024	2,028,337	2,372,750
KKR Global Infrastructure Investors III, L.P.[1,2,3]	Limited Partnership Interest	10/31/2024	2,666,665	2,926,226
KKR Global Infrastructure Investors IV (USD) SCSp*[1,2,3]	Limited Partnership Interest	7/1/2024	5,129,140	6,006,993
Stonepeak Aspen (Co-Invest) Holdings, L.P.*1,3	Limited Partnership Interest	1/2/2025	62,363	108,970
Stonepeak Infrastructure Fund III, L.P.*1,2,3	Limited Partnership Interest	1/2/2025	1,048,954	1,390,869
Stonepeak Infrastructure Fund IV, L.P.*1,2,3	Limited Partnership Interest	1/2/2025	527,326	710,786
Terramont Infrastructure Fund (Cayman), L.P.*1,2,4	Limited Partnership Interest	2/28/2025	2,697,317	3,025,257
Total Diversified				21,541,851

Information Technology - 6.7%
Snowhawk Crane Coinvest, L.P.*[1,2,4]	Limited Partnership Interest	5/30/2025	3,990,190	4,531,217
Snowhawk Osprey Coinvest B, L.P.*[1,2,4]	Limited Partnership Interest	5/30/2025	1,899,560	2,104,984
Total Information Technology				6,636,201

Real Estate - 2.1%
Fengate Everest Continuation Fund, L.P.*[1,2,3,6]	Limited Partnership Interest	9/3/2024	1,462,218	2,022,546
Telecomunications - 2.2%
Delta-v VN, L.P.*[1,2,3]	Limited Partnership Interest	7/19/2024	1,561,538	2,207,391
Utilities - 3.8%
Sciens Water Opportunities Fund IV Segregated, L.P.*[1,2,3]	Limited Partnership Interest	9/30/2024	1,000,330	1,738,765
Sciens Water Opportunities Fund VI Segregated, L.P.*[1,2,4]	Limited Partnership Interest	4/30/2025	1,150,000	1,965,470
Total Utlities				3,704,235
Waste Management - 1.6%
AIP WR L.P.*[1,5]	Limited Partnership Interest	2/29/2024	800,000	1,564,797
Total North America				37,677,021

Asia - 2.5%
Diversified - 2.5%
Indigo Secondary Fund, L.P. [1,2,3]	Limited Partnership Interest	4/2/2025	1,533,132	2,490,979

Western Europe - 11.2%
Diversified - 3.8%
ICG Infrastructure Equity Fund I SCSp*[1,2,4,6]	Limited Partnership Interest	6/30/2025	3,712,929	3,719,548
Infrastructure - 7.4%
Ardian Infrastructure Fund V S.C.A, SICAR*[1,2,3,6]	Limited Partnership Interest	3/31/2024	4,432,825	5,882,977
(353,582 Class A units)
GIP Pegasus Fund, L.P.*[1,3,6]	Limited Partnership Interest	3/28/2024	1,245,938	1,403,679
Total Infrastructure				7,286,656
Total Western Europe				11,006,204
Total Secondary Funds (Cost $41,948,763)				51,174,204

	Interest rate		Principal	Cost	Fair Value
Short Term Investments - 38.3%
UMB Bank, Money Market Special II Deposit Investment	4.19	%7	30,916,430	30,916,430	30,916,430
UMB Money Market Special	0.01	%7	6,831,909	6,831,909	6,831,909
Total Short Term Investments (Cost $37,748,339)					37,748,339

Total Investments (Cost $97,496,356)					109,973,202
Liabilities in excess of other assets - (11.5%)					(11,353,733)
Total Net Assets - 100%					$98,619,469

†	Direct Investments are private investments directly into the equity or debt of selected operating companies, often together with the management of the company. Secondary Investments are portfolios of assets purchased on the secondary market.

^	Investments do not issue shares except where listed. Investments do not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
*	Investment is non-income producing.
[1]	Restricted Security. Investments generally issued in private placement transactions and as such generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of June 30, 2025 was $72,224,863, or 73.2% of net assets.
[2]	Investment has been committed to but has not been fully funded by the Fund.
[3]	All or a portion of this security is held through HL Private Infra Fund DE Holdings, LLC.
[4]	All or a portion of this security is held through HLPIF Splitter LLC.
[5]	All or a portion of this security is held through HLPIF DE Blocker LLC.
[6]	Foreign security denominated in U.S. Dollars.
[7]	The rate is the annualized seven-day yield at year end.

See accompanying notes to Consolidated Schedule of Investments.

Hamilton Lane Private Infrastructure Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2025 (Unaudited)

Note 1 – Fair Value of Financial Instruments

The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

The Fund’s direct investments are in private credit and equity-related investments that are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the Adviser is required to value these direct investments at estimated fair values, using present value and other subjective valuation techniques. These may include references to market multiples, market yields, valuations for comparable companies, public market or private transactions, subsequent developments concerning the companies to which the securities relate, results of operations, financial condition, cash flows, and projections of such companies provided to the Adviser and such other factors as the Adviser may deem relevant. Depending on the circumstances, company multiples will not always be comparable due to the size of the related companies or associated transactions being used as comparable data in valuation.

The Adviser utilizes a valuation committee, consisting of senior members of the management team, to review and approve the valuation results related to the investments. The Adviser also utilizes independent valuation firms to provide third-party valuation consulting services for direct credit and direct equity investments.

For portfolio investments that are publicly traded and for which market quotations are available, valuations are generally based on the closing sales prices, or an average of the closing bid and ask prices, as of the valuation date.

Under the Fund’s valuation procedures adopted by the Fund’s Board of Trustees (“Board”), the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Adviser subject to the oversight of the Board (in such capacity, the “Valuation Designee”). The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

Note 2 – Portfolio Valuation

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

Hamilton Lane Private Infrastructure Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

June 30, 2025 (Unaudited)

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in investment funds.

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Valuation Designee to consider all relevant information available at the time the Fund values its portfolio. The Valuation Designee has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Valuation Designee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2025, in valuing the Fund’s assets and liabilities carried at fair value:

	Level I	Level II*	Level III*	Total
Assets
Investments
Direct Credit	$-	$-	$-	$-
Direct Equity	-	-	-	-
Secondary Direct Equity	-	-	-	-
Short Term Investments	37,748,339	-	-	37,748,339
Total Investments	$37,748,339	$-	$-	$37,748,339

*The Fund did not hold any Level II or Level III securities at June 30, 2025.

Certain portfolio investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $72,224,863 are excluded from the fair value hierarchy as of June 30, 2025.